TCW Developing Markets Equity Fund

I SHARE: TGDMX | N SHARE: TGDPX

FEBRUARY 29 2016

SUMMARY PROSPECTUS

Before you invest, you may want to review the Fund’s Prospectus which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.TCW.com. You can also get this information at no cost by calling 800 386 3829 or by sending an email request to contact@tcw.com. The Fund’s current Prospectus and Statement of Additional Information, both dated February 29, 2016, are incorporated by reference into this Summary Prospectus. The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation. This investment objective may be changed without shareholder approval.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes
	I	N
Management Fees	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	6.29%	7.34%
Acquired Fund Fees and Expenses (Underlying Fund Fees and Expenses)	0.08%	0.08%
Total Annual Fund Operating Expenses	7.17%	8.47%
Fee Waiver and/or Expense Reimbursement[1]	5.84%	7.14%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	1.33%	1.33%

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The Fund’s investment advisor has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to 1.25% of average daily net assets. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2017 and before that date the investment advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Fund’s investment advisor may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Board’s approval, extend or modify that arrangement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$135	$1,590	$2,982	$6,207
N	$135	$1,831	$3,411	$6,906

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the period July 1, 2015 (commencement of operations) to October 31, 2015, the Fund’s portfolio turnover rate was 54.34% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies and financial institutions domiciled or with primary business operations in, or with the majority of their net assets in or revenues or net income deriving from, Developing Market Countries (as defined below). If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of such change. Equity securities include common and preferred stock; equity securities of foreign companies listed on established exchanges, including NASDAQ; American Depository Receipts (ADRs); Global Depository Receipts (GDRs); equity linked notes or similar structures; securities that may be converted into or exchanged for common or preferred stock, such as convertible stock, convertible debt, preferred stock, Eurodollar convertible securities, warrants and options; and other securities with equity characteristics; but do not include any derivatives in which the Fund may invest. The Fund may invest in securities or other financial instruments issued by companies in the financial services sector, including, without limitation, the banking, brokerage and insurance industries. The Fund may invest in foreign equity securities, which may or may not be listed on a recognized securities exchange or be publicly traded. These securities may be denominated in U.S. dollars, Developing Markets Countries’ currencies or other foreign currencies. The Fund has no limit on the portion of its assets that may be invested in any country, and may invest in companies of any size. The portfolio managers invest in those securities that they think provide the best opportunity to achieve the Fund’s objective.

The Fund may invest in other pooled investment vehicles (both investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and collective investments not subject to registration under the 1940 Act), including, without limitation, exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), and real estate investment trusts (“REITs”), to the extent permitted by the 1940 Act.

A “Developing Market Country” is a country that has a developing economy or market and is considered a developing country by the International Bank of Reconstruction and Development or any affiliate thereof as well as The Bahamas, Bahrain, Barbados, Bermuda, Brunei, Croatia, Czech Republic, Estonia, Greece, Hong Kong, Hungary, Iceland, Ireland, Israel, Republic of Korea, Kuwait, Latvia, Macau, Poland, Portugal, Qatar, Russia, Saudi Arabia, Singapore, Slovak Republic, Slovenia, Taiwan, Trinidad & Tobago and the United Arab Emirates.

In allocating investments among various Developing Market Countries, the portfolio managers attempt to analyze internal political, market and economic factors. These factors include, but are not limited to:

•	Public finances

•	Monetary policy

•	External accounts

•	Financial markets

•	Foreign investment regulations

•	Exchange rate policy

•	Labor conditions

•	Political outlook

•	Structural reform policy

•	Environmental, social and governance factors

Certain countries require governmental approval prior to direct equity investments by foreign persons such as the Fund. If considered likely to help the Fund in achieving its investment objectives, the Fund may seek authorization to effect direct equity investments in such countries from their respective governments.

The Fund may use derivative instruments, such as credit-linked notes, structured investments, options, futures, and options on futures (including those related to options, securities, foreign currencies, indexes and interest rates), forward contracts, and swaps for investment management (e.g., as a substitute for investing directly in specific securities or currencies or to increase returns) and hedging purposes. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The investment process employed by the Fund’s portfolio managers is a combination of systematic quantitative techniques with focused fundamental research. Proprietary quantitative tools are used to narrow the universe and help focus fundamental research on a smaller list of attractive stocks by sifting through the vast investment opportunity set to identify companies with strong or improving earnings growth, robust cash flows and attractive valuations. Focused and in-depth fundamental research and analysis is undertaken by a team of analysts on these stocks emphasizing management quality and track record and conducting scenario analysis based on a company’s forward prospects to highlight bull, bear and base case expected returns. Best ideas are then considered for inclusion into the portfolio with the goal of building a well-diversified portfolio of the manager’s best stock ideas. The number of securities in the Fund will typically range between 60 and 120.

Portfolio securities may be sold for a number of reasons, including when a company fails to meet expectations or when the portfolio managers believe that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company are poor, (iii) another security may offer a better investment opportunity, (iv) an individual security has reached its sell target, or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•	developing market country risk: the risk that Fund share prices will decline due to the greater degree of economic,

political and social instability of developing countries as compared to developed countries.

•

foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure.

•

equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods as a result of changes in a company’s financial condition and in overall market, economic and political conditions.

•

small- and mid-capitalization company risk: the risk that small- and mid-capitalization companies may have more volatile stock performance than large-capitalization companies and are more likely to experience business failures, which may increase the risk of loss to the Fund.

•

foreign currency risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments denominated in foreign currencies or the Fund’s investments in foreign currencies or in securities that trade in and receive revenues in, or in derivatives that provide exposure to, foreign currencies.

•

derivatives risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•

swap agreements risk: the risk of using swaps, which, in addition to risks applicable to derivatives generally, includes: (1) the inability to assign a swap contract without the consent of the counterparty; (2) potential default of the counterparty to a swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out a swap transaction at a time that otherwise would be favorable for it to do so.

•

frequent trading risk: the risk that frequent trading will lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders in the Fund.

•	leverage risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrow-

ing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. The Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•

globalization risk: the risk that the growing inter-relationship of global economies and financial markets has magnified the effect of conditions in one country or region on issuers of securities in a different country or region.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	counterparty risk: the risk that the other party to a contract, such as a derivatives contract, will not fulfill its contractual obligations.

•

issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance.

•	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•

securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

non-diversification risk: the risk that the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund because a higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.

•

investment style risk: the risk that the particular style or set of styles that the investment advisor primarily uses may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

•	ETF and ETN risk: the risk that the value of the Fund’s investments in these instruments will fluctuate in response to the performance of underlying or reference investments. The Fund’s shareholders will indirectly bear a proportionate share of the ETF’s or ETN’s expenses, in addition to paying the Fund’s expenses.

•

REIT risk: the risk that the value of the Fund’s investments in REITs may generally be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. REITs are also subject to heavy cash flow dependency, self-liquidation and the possibility of failing to qualify for tax-free “pass-through” of income under the federal tax law.

•

financial services sector risk: the risk that changes to government regulations, interest rates, or general economic conditions may detrimentally affect the Fund because of the Fund’s investments in the financial services sector.

Please see “Principal Risks of the Funds” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The Fund commenced operations on July 1, 2015. Performance information will be included after the Fund has been in operation for one calendar year.

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Ray S. Prasad, CFA (Lead Portfolio Manager)	June 2015 (Since inception of the Fund)	Managing Director
Andrey Glukhov, CFA (Co-Manager)	June 2015 (Since inception of the Fund)	Senior Vice President

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may conduct transactions by mail (TCW Funds, Inc. c/o U.S. Bancorp Fund, Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1-800-248-4486. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. You may also purchase, exchange or redeem Fund shares through your dealer or financial advisor.

Purchase Minimums for All Share Classes

Type of Account	Minimum Initial Investment	Subsequent Investments
Regular	$2,000	$250
Individual/Retirement Account	$500	$250

A broker-dealer or other financial intermediary may require a higher minimum initial investment.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

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